EXHIBIT 4.1

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                      HOME LOAN MORTGAGE LOAN TRUST 2004-2

                                     Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                Indenture Trustee

                          _____________________________

                                    INDENTURE

                          Dated as of December 16, 2004

                          _____________________________

                        ASSET-BACKED NOTES, SERIES 2004-2

                                ________________



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                                TABLE OF CONTENTS
                                -----------------

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SECTION                                                                                             PAGE
-------                                                                                             ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions............................................................................2

Section 1.02.   Incorporation by Reference of Trust Indenture Act......................................2

Section 1.03.   Rules of Construction..................................................................2

Section 1.04.   Interest Calculations..................................................................3

                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

Section 2.01.   Form...................................................................................4

Section 2.02.   Execution, Authentication and Delivery.................................................4

Section 2.03.   Acceptance of Mortgage Loans by Indenture Trustee......................................4

Section 2.04.   Acceptance of Corridor Contract by Indenture Trustee...................................6

Section 2.05.   Conveyance of Subsequent Mortgage Loans................................................7

                                   ARTICLE III

                                    COVENANTS

Section 3.01.   Collection of Payments with respect to the Mortgage Loans.............................10

Section 3.02.   Maintenance of Office or Agency.......................................................10

Section 3.03.   Money for Payments To Be Held in Trust; Paying Agent..................................10

Section 3.04.   Existence.............................................................................12

Section 3.05.   Payment of Principal and Interest.....................................................12

Section 3.06.   Protection of Trust Estate............................................................14

Section 3.07.   Opinions as to Trust Estate...........................................................14

Section 3.08.   Performance of Obligations............................................................15

Section 3.09.   Negative Covenants....................................................................15

Section 3.10.   Investment of Accounts................................................................16

Section 3.11.   The Corridor Contract.................................................................17

Section 3.12.   Representations and Warranties Concerning the Mortgage Loans..........................18

Section 3.13.   Amendments to Servicing Agreement.....................................................18

Section 3.14.   Reserved..............................................................................18

Section 3.15.   Investment Company Act................................................................18

Section 3.16.   Issuer May Consolidate, etc...........................................................18

Section 3.17.   Successor or Transferee...............................................................20

Section 3.18.   No Other Business.....................................................................20

Section 3.19.   No Borrowing..........................................................................20

Section 3.20.   Guarantees, Loans, Advances and Other Liabilities.....................................20

Section 3.21.   Capital Expenditures..................................................................21


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
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
Section 3.22.   Determination of Note Rate............................................................21

Section 3.23.   Restricted Payments...................................................................21

Section 3.24.   Notice of Events of Default...........................................................21

Section 3.25.   Further Instruments and Acts..........................................................21

Section 3.26.   Statements to Noteholders.............................................................21

Section 3.27.   [Reserved]............................................................................21

Section 3.28.   Certain Representations Regarding the Trust Estate....................................21

Section 3.29.   Establishment of Spread Account; Deposits in Spread Account;
                Permitted Withdrawals from Spread Account.............................................23

Section 3.30.   Note Insurance Policy.................................................................24

Section 3.31.   Establishment of Pre-Funding Account; Deposits in Pre-Funding Account;
                Permitted Withdrawals from Pre-Funding Account........................................26

Section 3.32.   Establishment of Capitalized Interest Account; Deposits in Capitalized
                Interest Account and Permitted Withdrawals from Capitalized Interest Account..........26

Section 3.33.   Rights of the Note Insurer to Exercise Rights of Class A Noteholders..................27

Section 3.34.   Indenture Trustee To Act Solely with Consent of the Note Insurer......................28

Section 3.35.   Mortgage Loans, Trust and Accounts Held for Benefit of the Note Insurer...............28

Section 3.36.   Note Insurer Default..................................................................29

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.   The Notes.............................................................................30

Section 4.02.   Registration of and Limitations on Transfer and Exchange of Notes;
                Appointment of Note Registrar and Certificate.........................................30

Section 4.03.   Mutilated, Destroyed, Lost or Stolen Notes............................................31

Section 4.04.   Persons Deemed Owners.................................................................32

Section 4.05.   Cancellation..........................................................................32

Section 4.06.   Book-Entry Notes......................................................................32

Section 4.07.   Notices to Depository.................................................................33

Section 4.08.   Definitive Notes......................................................................33

Section 4.09.   Tax Treatment.........................................................................34

Section 4.10.   Satisfaction and Discharge of Indenture...............................................34

Section 4.11.   Application of Trust Money............................................................35

Section 4.12.   Reserved..............................................................................35

Section 4.13.   Repayment of Monies Held by Paying Agent..............................................35

Section 4.14.   Temporary Notes.......................................................................35

Section 4.15.   Representation Regarding ERISA........................................................36

                                    ARTICLE V

                              DEFAULT AND REMEDIES

Section 5.01.   Events of Default.....................................................................37

Section 5.02.   Acceleration of Maturity; Rescission and Annulment....................................37

Section 5.03.   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.............38


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
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
Section 5.04.   Remedies; Priorities..................................................................40

Section 5.05.   Optional Preservation of the Trust Estate.............................................41

Section 5.06.   Limitation of Suits...................................................................41

Section 5.07.   Unconditional Rights of Noteholders To Receive Principal and Interest.................42

Section 5.08.   Restoration of Rights and Remedies....................................................42

Section 5.09.   Rights and Remedies Cumulative........................................................42

Section 5.10.   Delay or Omission Not a Waiver........................................................42

Section 5.11.   Control By Noteholders................................................................43

Section 5.12.   Waiver of Past Defaults...............................................................43

Section 5.13.   Undertaking for Costs.................................................................43

Section 5.14.   Waiver of Stay or Extension Laws......................................................44

Section 5.15.   Sale of Trust Estate..................................................................44

Section 5.16.   Action on Notes.......................................................................46

Section 5.17.   Performance and Enforcement of Certain Obligations....................................46

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01.   Duties of Indenture Trustee...........................................................47

Section 6.02.   Rights of Indenture Trustee...........................................................48

Section 6.03.   Individual Rights of Indenture Trustee................................................49

Section 6.04.   Indenture Trustee's Disclaimer........................................................49

Section 6.05.   Notice of Event of Default............................................................49

Section 6.06.   Reports by Indenture Trustee to Holders and Tax Administration........................49

Section 6.07.   Compensation..........................................................................49
Section 6.08.   Replacement of Indenture Trustee......................................................50

Section 6.09.   Successor Indenture Trustee by Merger.................................................50

Section 6.10.   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....................51

Section 6.11.   Eligibility; Disqualification.........................................................52

Section 6.12.   Preferential Collection of Claims Against Issuer......................................52

Section 6.13.   Representations and Warranties........................................................52

Section 6.14.   Directions to Indenture Trustee.......................................................53

Section 6.15.   The Agents............................................................................53

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.   Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders................54

Section 7.02.   Preservation of Information; Communications to Noteholders............................54

Section 7.03.   Reports of Issuer.....................................................................54

Section 7.04.   Reports by Indenture Trustee..........................................................55

Section 7.05.   Statements to Noteholders.............................................................55
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                                      iii
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
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                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.   Collection of Money...................................................................60

Section 8.02.   Trust Accounts........................................................................60

Section 8.03.   Officer's Certificate.................................................................60

Section 8.04.   Termination Upon Payment to Noteholders...............................................60

Section 8.05.   Release of Trust Estate...............................................................61

Section 8.06.   Surrender of Notes Upon Final Payment.................................................61

Section 8.07.   Optional Redemption of the Notes......................................................61

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01.   Supplemental Indentures Without Consent of Noteholders................................64

Section 9.02.   Supplemental Indentures With Consent of Noteholders...................................65

Section 9.03.   Execution of Supplemental Indentures..................................................67

Section 9.04.   Effect of Supplemental Indenture......................................................67

Section 9.05.   Conformity with Trust Indenture Act...................................................67

Section 9.06.   Reference in Notes to Supplemental Indentures.........................................67

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.  Compliance Certificates and Opinions, etc.............................................68

Section 10.02.  Form of Documents Delivered to Indenture Trustee......................................69

Section 10.03.  Acts of Noteholders...................................................................70

Section 10.04.  Notices etc., to Indenture Trustee Issuer and Rating Agencies.........................71

Section 10.05.  Notices to Noteholders; Waiver........................................................71

Section 10.06.  Conflict with Trust Indenture Act.....................................................72

Section 10.07.  Effect of Headings....................................................................72

Section 10.08.  Successors and Assigns................................................................72

Section 10.09.  Separability..........................................................................72

Section 10.10.  Benefits of Indenture.................................................................72

Section 10.11.  Legal Holidays........................................................................73

Section 10.12.  GOVERNING LAW.........................................................................73

Section 10.13.  Counterparts..........................................................................73

Section 10.14.  Recording of Indenture................................................................73

Section 10.15.  Issuer Obligation.....................................................................73

Section 10.16.  No Petition...........................................................................73

Section 10.17.  Inspection............................................................................74

Section 10.18.  No Recourse to Owner Trustee..........................................................74

Section 10.19.  Proofs of Claim.......................................................................74
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EXHIBITS
--------

Exhibit A       Form of Class A Note
Exhibit B       Mortgage Loan Schedule
Exhibit C-1     Form of Indenture Trustee's Initial Certification
Exhibit C-2     Form of Indenture Trustee's Final Certification
Exhibit D       Corridor Contract
Exhibit E       Specimen Copy of Note Insurance Policy
Exhibit F       Form of Addition Notice
Exhibit G       Form of Subsequent Transfer Instrument
Exhibit H       Subsequent Funding Parameters

Appendix A      Definitions


                                       v

                  This Indenture, dated as of December 16, 2004, is entered into between Home Loan Mortgage Loan Trust 2004-2, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Asset-Backed Notes, Series 2004-2 (the "Notes") and the Note Insurer.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes and the
Note Insurer , all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Eligible Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds;
(c) all funds on deposit from time to time in the Payment Account, Spread Account and Capitalized Interest Account and in all proceeds thereof; (d) all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof; (e) all rights under (i) the Purchase Agreement as assigned to the Issuer, with respect to the Initial Mortgage Loans, and each Subsequent Transfer Agreement as assigned to the Issuer, with respect to the Subsequent Mortgage Loans, (ii) the Servicing Agreement, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties and (iv) the rights with respect to the Corridor Contract; (f) all rights with respect to the
Note Insurance Policy; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes and the Note Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

                  Section 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  Section 1.04. INTEREST CALCULATIONS.

                  All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year divided into twelve 30-day months. Interest on the Class A Notes will accrue from the preceding Payment Date (or in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date on the basis of a 360-day year and the actual number of days elapsed. The calculation of the Servicing Fee and the Indenture Trustee Fee shall be made in the same manner as described in the first sentence of this Section for the Mortgage Loans. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down. For purposes of applying the Class A Available Funds Cap Carryover Amount, the rate determined under such cap shall be adjusted to account for the day count convention applicable to the Class A Notes.

                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

                  Section 2.01. FORM. The Class A Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A to this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                  Each Note shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

                  The terms of the Notes set forth in Exhibits A to this Indenture are part of the terms of this Indenture.

                  Section 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class A Notes for original issue in an initial Class A Note Principal Balance of $90,000,000.

                  The Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Class A Note Principal Balance of the Class A Notes of $25,000 and in integral multiples of $1 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 2.03. ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE
TRUSTEE.

                  (a) The Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.3 of the Purchase Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes and the Note Insurer.

                  The parties hereto understand and agree that it is not intended that any Mortgage Loan be included in the Trust that is a "High-Cost Home Loan" as defined by the Homeownership and Equity Protection Act of 1994 or any other applicable predatory or abusive lending laws.

                  The Indenture Trustee agrees, for the benefit of the Noteholders and the Note Insurer, to review each Mortgage File on or before the Closing Date, with respect to the Initial Mortgage Loans, or the applicable Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.3(e) and (f) of the Purchase Agreement, with respect to the Initial Mortgage Loans, and each Subsequent Transfer Agreement, with respect to the Subsequent Mortgage Loans) required to be delivered to it pursuant to the Purchase Agreement, with respect to the Initial Mortgage Loans, and each Subsequent Transfer Agreement, with respect to the Subsequent Mortgage Loans are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (iii), (vii), and (viii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in clauses (e) and (f) of Section 2.3 of the Purchase Agreement, with respect to the Initial Mortgage Loans, and each Subsequent Transfer Agreement, with respect to the Subsequent Mortgage Loans.

                  On or prior to the first anniversary date of this Indenture, the Indenture Trustee shall deliver to the Depositor, the Note Insurer and the Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the Servicer shall forward a copy thereof to any Sub-Servicer.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Depositor, the Note Insurer and the Servicer. In addition, upon the actual knowledge of a Responsible Officer of the Indenture Trustee of a breach of any of the representations and warranties made by the Seller in the Purchase Agreement, with respect to the Initial Mortgage Loans, and each Subsequent Transfer Agreement, with respect to the Subsequent Mortgage Loans in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Noteholders or the Note Insurer in such Mortgage Loan, the Person discovering such breach shall give prompt written notice to the Depositor, the Servicer, the Note Insurer and the Seller.

                  (b) The Indenture Trustee agrees, for the benefit of Noteholders and the Note Insurer, within 90 days after execution and delivery of this Indenture, to review the Mortgage Files to ascertain that all required documents set forth in paragraphs (a) - (d) of Section 2.3 of the Purchase Agreement have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and that the Mortgage Notes have been endorsed as set forth in Section 2.3 of the Purchase Agreement, and in so doing the Indenture Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Indenture Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule, the Indenture Trustee shall promptly upon the conclusion of its review notify the Seller, the Depositor and the Note Insurer, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect.

                  The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in subsection (b) of this Section 2.03. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

                  (c) Upon deposit of the Purchase Price in the Collection Account, and, upon receipt by the Indenture Trustee of written notification of such deposit, signed by an officer of the Seller, the Indenture Trustee shall release to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, furnished to it by the Seller as are necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Note Insurer, the Noteholders or the Indenture Trustee on behalf of Noteholders.

                  Section 2.04. ACCEPTANCE OF CORRIDOR CONTRACT BY INDENTURE TRUSTEE. The Issuer hereby directs the Indenture Trustee to execute, deliver and perform its obligations under the Corridor Contract on the Closing Date and thereafter on behalf of the Holders of the Notes. The Issuer and the Holders of the Notes by their acceptance of such Notes acknowledge and agree that the Indenture Trustee shall execute, deliver and perform its obligations under the Corridor Contract and shall do so solely in its capacity as Indenture Trustee of the Trust and not in its individual capacity.

                  The Indenture Trustee acknowledges receipt of the Corridor Contract and declares that it holds and will continue to hold this document and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes. Every provision of this Indenture affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Corridor Contract and the performance of its duties and satisfaction of its obligations thereunder.

                  Section 2.05. CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) Subject to the satisfaction of the conditions set forth in paragraph (b) below and pursuant to the terms of each Subsequent Transfer Agreement, in consideration of the Indenture Trustee's delivery, on behalf of the Trust, on the related Subsequent Transfer Date to or upon the order of the Seller of the purchase price therefor, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse to the Trust, (i) all right, title and interest of the Seller in and to each Subsequent Mortgage Loan transferred pursuant to such Subsequent Transfer Agreement, including the related Cut-Off Date Principal Balance and all interest accruing thereon after the related Due Date in the calendar month preceding the Subsequent Transfer Date and all collections in respect of principal received after the related Cut-Off Date (other than payments in respect of accrued interest on such Subsequent Mortgage Loans through the related Due Date in the calendar month preceding the Subsequent Transfer Date);
(ii) property which secured such Subsequent Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of such Subsequent Mortgage Loans; and (iv) all proceeds of any of the foregoing. The transfer by the Seller to the Trust of the Subsequent Mortgage Loans set forth in the Subsequent Transfer Agreement shall be absolute and shall be intended by the Seller and all parties hereto to be treated as a sale by the Seller to the Trust. If the assignment and transfer of the Subsequent Mortgage Loans and the other property specified in this
Section 2.05 from the Seller to the Trust pursuant to the Subsequent Transfer Instrument is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to the terms of the Subsequent Transfer Instrument and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Trust as of such Subsequent Transfer Date a first priority security interest in the entire right, title and interest of the Seller in and to the Subsequent Mortgage Loans and all other property conveyed to the Trust pursuant to this Section 2.05 and all proceeds thereof and (ii) the Subsequent Transfer Instrument shall constitute a security agreement under applicable law. The purchase price shall be one hundred percent (100%) of the Cut-Off Date Principal Balances of the Subsequent Mortgage Loans. On or before each Subsequent Transfer Date, the Seller shall deliver to, and deposit with the Indenture Trustee, the Related Documents with respect to each Subsequent Mortgage Loan transferred on such Subsequent Transfer Date, and the Mortgage Loan Schedule in computer readable format with respect to such Subsequent Mortgage Loans.

                  (b) The Seller shall transfer and deliver to the Indenture Trustee on behalf of the Trust the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) of this
Section 2.05 only upon the satisfaction of each of the following conditions on or prior to the applicable Subsequent Transfer Date:

                  (i) The Seller shall have provided the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Note Insurer and the Rating Agencies with an Addition Notice in substantially the form attached hereto as Exhibit F, which notice shall be given not less than two Business Days prior to the applicable Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Trust and the Aggregate Principal Balance of such Mortgage Loans and the Rating Agencies shall have informed the Issuer, the Seller, the Depositor, the Note Insurer or the Indenture Trustee prior to the applicable Subsequent Transfer Date that the inclusion of such Subsequent Mortgage Loans will not result in the downgrade or withdrawal of the ratings assigned to the Class A Notes (without taking the Note Insurance Policy into account);

                  (ii) The Seller shall have delivered to the Issuer, the Indenture Trustee and the Servicer a duly executed Subsequent Transfer Agreement in substantially the form of Exhibit G;

                  (iii) The Seller shall have delivered to the Servicer for deposit in the Collection Account all principal collected and interest collected to the extent accrued and due after the related Due Date in the calendar month preceding the month of the Subsequent Transfer Date;

                  (iv) As of each Subsequent Transfer Date, the Seller was not insolvent, the Seller will not be made insolvent by such transfer and the Seller is not aware of any pending insolvency;

                  (v)      The Funding Period shall not have terminated;

                  (vi) The Seller shall have provided the Issuer, the Indenture Trustee, the Note Insurer and the Rating Agencies with an Opinion of Counsel relating to the sale (i.e., "True Sale Opinion") of the Subsequent Mortgage Loans to the Indenture Trustee and the enforceability of the Subsequent Transfer Agreement, which matters may be covered in the opinions delivered on the Closing Date;

                  (vii) The Aggregate Principal Balance of Subsequent Mortgage Loans does not exceed the Original Pre-Funded Amount; and

                  (viii) On the last Subsequent Transfer Date, the Indenture Trustee shall have received an accountant's letter confirming that the characteristics of the Mortgage Loans (including the Subsequent Mortgage Loans) satisfy the parameters set forth in Exhibit H hereto.

                  (c) The Seller and the Indenture Trustee shall comply with their respective obligations set forth in Section 2.03 hereof and Section
2.02 of the Servicing Agreement with respect to the Subsequent Mortgage Loans delivered on each Subsequent Transfer Date. References in such Sections to the Initial Mortgage Loans or Mortgage Loans shall be deemed to refer to the Subsequent Mortgage Loans and references to the Cut-Off Date or the Closing Date, as applicable, shall be deemed to refer to the applicable related Cut-Off Date or Subsequent Transfer Date, respectively, except that references to 360 days after the Closing Date shall remain unchanged as shall representations made with specific reference to the Initial Mortgage Loans including such representations made under Sections 2.02(iii), 2.02(vi), 2.02(xlvii) and 2.02(xlix) of the Servicing Agreement.

                  Except as specifically provided in the immediately preceding sentence each Subsequent Mortgage Loan complies with each representation and warranty in Section 2.02(a) of the Servicing Agreement as of the related Cut-Off Date (or such other date specified).

                                   ARTICLE III

                                    COVENANTS

                  Section 3.01. COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS. The Indenture Trustee shall establish for the benefit of the Noteholders and the Note Insurer, with Deutsche Bank National Trust Company, a separate trust account (the "Payment Account") titled Payment Account, "Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered holders of Home Loan Mortgage Loan Trust Asset-Backed Notes, Series 2004-2." The Payment Account shall be an Eligible Account. The Indenture Trustee shall deposit any amounts received by it from the Collection Account representing payments on and any collections in respect of the Mortgage Loans in the Payment Account immediately following receipt thereof, and such amounts shall be withdrawn from the Payment Account as provided in Section 3.05 herein from monies on deposit in the Payment Account. Amounts on deposit in the Payment Account may be invested in Eligible Investments pursuant to Section 3.10.

                  Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee's agent located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, and notices and demands may be made or served at the Corporate Trust Office.

                  Section 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as its Paying Agent.

                  The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which a Responsible Officer has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all obligations of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  Section 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

                  Section 3.05. PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) On each Payment Date from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee shall pay to the Persons as described below in the following order of priority, and to the extent of Available Funds:

                  (i) to the Holders of the Class A Notes, an amount equal to the Interest Payment Amount for such Payment Date;

                  (ii) to the Holders of the Class A Notes an amount equal to the Class Principal Payment Amount for such Payment Date;

                  (iii) to the Note Insurer an amount equal to the sum of (1) the accrued and unpaid Premium Amount, (2) an amount sufficient to reimburse the Note Insurer to the extent of any unreimbursed Insured Amounts paid, with interest thereon at the rate specified in the Insurance Agreement, and (3) I and I Payments;

                  (iv) to the Servicer (1) certain Reimbursable Amounts (other than Monthly Advances and Servicing Advances) and (2) the amount of Nonrecoverable Advances, not previously reimbursed;

                  (v) to the Spread Account, the remaining Monthly Excess Spread Amount until the Base Spread Account Requirement is reached;

                  (vi) to the Holders of the Class A Notes, the Available Funds Cap Rate Carryover Amount (after giving effect to deposits made by the Corridor Contract Counterparty for such Payment Date); and

                  (vii) to the Owner Trustee, any fees, expenses and indemnities not otherwise paid and then, to the Certificateholders, the balance, if any.

                  (b) DISTRIBUTION OF INSURED AMOUNTS. With respect to any Payment Date and an Insured Amount, the Indenture Trustee shall make payments pursuant to Section 3.05(a)(i) or (ii), as applicable, from the amount drawn under the Note Insurance Policy for such Payment Date pursuant to Section 3.30. Funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy shall be applied solely to payments to Class A Noteholders and may not be applied to satisfy costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Trust.

                  (c) METHOD OF DISTRIBUTION. The Indenture Trustee shall make distributions in respect of a Payment Date to each Noteholder of record on the related Record Date by check or money order mailed to such Noteholder at the address appearing in the Note Register, or upon written request by a Noteholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer.

                  (d) DISTRIBUTIONS ON BOOK-ENTRY CERTIFICATES. Each payment with respect to a Book-Entry Note shall be paid to the Depository, which shall credit the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Note are to be made by the Depository and the Depository Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Paying Agent, the Note Registrar, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

                  (e) CALCULATION OF THE NOTE INTEREST RATE. With respect to the Class A Notes, on the second LIBOR Business Day immediately preceding each Payment Date (referred to in this sentence as the "current Payment Date") the Indenture Trustee shall determine LIBOR and the Note Interest Rate for such Class and the Payment Date next succeeding such current Payment Date and inform the Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rate.

                  (f)      Reserved.

                  (g) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Notes; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

                  (h) The principal of each Note shall be due and payable in full on the Latest Possible Maturity Date for such Note as provided in the forms of Notes set forth in Exhibit A to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Latest Possible Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Latest Possible Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Latest Possible Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Latest Possible Maturity Date or any such other final Payment Date.

                  Section 3.06. Protection of Trust Estate.

                  (a) The Issuer shall from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements instruments of further assurance and other instruments, and upon receipt of written notice from the Indenture Trustee continuation statements, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer or Servicer to enforce any of the rights to the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

                  Section 3.07. OPINIONS AS TO TRUST ESTATE.

                  (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Note Insurer and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

                  (b) On or before April 15th in each calendar year, beginning in 2006, and, upon receipt from the Indenture Trustee of written notification on or prior to March 15th in such calendar year, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31st in the following calendar year.

                  Section 3.08. PERFORMANCE OF OBLIGATIONS.

                  The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

                  The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                  The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee may exercise the rights of the Issuer to direct the actions of the Servicer pursuant to the Servicing Agreement.

                  The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

                  Section 3.09. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

                  Section 3.10. INVESTMENT OF ACCOUNTS.

                  (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee shall be invested and reinvested by the Indenture Trustee, as directed in writing by the Servicer or Seller, in one or more Eligible Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in the following: Fund 541. No such investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date (except that (i) if such Eligible Investment is an obligation of the Indenture Trustee, then such Eligible Investment shall mature not later than such Payment Date, and (ii) such Eligible Investments may mature on any other date as may be approved by the Rating Agencies and the Note Insurer).

                  (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee at the direction of the Servicer shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Indenture Trustee's failure to perform in accordance with this Section 3.10 is the cause of such loss or charge.

                  (c) Subject to Section 6.01 hereof, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section 3.10).

                  (d)      Reserved.

                  (e) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on funds deposited in, the Collection Account, the Payment Account, the Pre-Funding Account and the Capitalized Interest Account shall be for the benefit of the Servicer as servicing compensation (in addition to the Servicing
Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit into the Collection Account, the Payment Account, the Pre-Funding Account, the Capitalized Interest Account or the Spread Account, as the case may be, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds. Income or gain from Eligible Investments held in the Spread Account and, if an Event of Default shall have occurred and be continuing, from all other Eligible Investments shall be deposited into the Spread Account and shall be distributed in accordance with the terms of this Indenture. Amounts on deposit in the Spread Account may be invested at the Servicer's direction for the benefit of the Noteholders and the Note Insurer and shall mature no later than the Business Day immediately preceding the next Payment Date.

                  The Indenture Trustee shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Servicer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments.

                  Section 3.11. THE CORRIDOR CONTRACT.

                  (a) The Indenture Trustee shall terminate the Corridor Contract Counterparty upon the occurrence of an event of default or termination event under the Corridor Contract of which a Responsible Officer of the Indenture Trustee has actual knowledge. In the event that the Corridor Contract is canceled or otherwise terminated for any reason (other than the exhaustion of the interest rate protection provided thereby), the Indenture Trustee shall, and to the extent a replacement contract is available (from a counterparty acceptable to the Issuer and having a long-term rating of at least "A" by S&P), execute a replacement contract comparable to such Corridor Contract providing interest rate protection which is equal to the then-existing protection provided by the Corridor Contract at the expense of the Seller; provided, however, that the cost of any such replacement contract providing the same interest rate protection may be reduced to a level such that the cost of such replacement contract shall not exceed the amount of any early termination payment received from the Corridor Contract Counterparty.

                  Section 3.12. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in (i) the Purchase Agreement concerning the Seller and the Initial Mortgage Loans and (ii) any Subsequent Transfer Agreement concerning the Seller and the Subsequent Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Purchase Agreement or in the applicable Subsequent Transfer Agreement, the Indenture Trustee shall promptly notify the Seller of such finding and of the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                  Section 3.13. AMENDMENTS TO SERVICING AGREEMENT. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee.

                  Section 3.14. RESERVED.

                  Section 3.15. INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this
Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

                  Section 3.16. ISSUER MAY CONSOLIDATE, ETC.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all other amounts payable to the Indenture Trustee, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade (without giving effect to the Note Insurance Policy);

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

                  (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn (without giving effect to the Note Insurance Policy);

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  Section 3.17. SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

                  Section 3.18. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

                  Section 3.19. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

                  Section 3.20. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.21. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.22. DETERMINATION OF NOTE RATE. On each Interest Determination Date, the Indenture Trustee shall determine LIBOR and the related Note Rate for each Class of Notes for the following Interest Accrual Period. The establishment of LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to each Class of Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

                  Section 3.23. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

                  Section 3.24. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

                  Section 3.25. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 3.26. STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Indenture Trustee shall prepare and make available on the Indenture Trustee's website, https://www.tss.db.com/invr (or deliver at the recipient's option), to each Noteholder, Certificateholder and the Note Insurer the most recent statement prepared by the Indenture Trustee pursuant to Section 7.05 hereof.

                  Section 3.27. [RESERVED].

                  Section 3.28. CERTAIN REPRESENTATIONS REGARDING THE TRUST ESTATE.

                  (a) With respect to that portion of the Collateral described in clauses (a) through (d) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee and to the Note Insurer that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

                  (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

                  (b) With respect to that portion of the Collateral described in clause (e), the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing and the Issuer will cause such security interest to be maintained. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

                  (e) The foregoing representations may not be waived and shall survive the issuance of the Notes.

                  Section 3.29. ESTABLISHMENT OF SPREAD ACCOUNT; DEPOSITS IN SPREAD ACCOUNT; PERMITTED WITHDRAWALS FROM SPREAD ACCOUNT.

                  (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain for the benefit of the Noteholders and the Note Insurer an Eligible Account titled "Spread Account, Deutsche Bank National Trust Company, as trustee for the registered holders of Home Loan Mortgage Loan Trust Asset-Backed Notes, Series 2004-2." The Spread Account (including any investment earnings thereon) shall be treated as owned by the Certificateholders. Except as set forth in clause (c) of this Section 3.29, the Indenture Trustee shall, promptly upon receipt, deposit into the Spread Account and retain therein:

                  (i) on each Payment Date, the Monthly Excess Spread Amount transferred by the Indenture Trustee pursuant to Section 3.05(a)(v); and

                  (ii) upon receipt, amounts required to be deposited or to be paid by the Servicer pursuant to Section 3.10(e) in connection with losses and gains on investments of amounts in the Spread Account.

                  (b) Amounts on deposit in the Spread Account shall be withdrawn on each Payment Date by the Indenture Trustee in the following order of priority:

                  (i) to deposit into the Payment Account an amount equal to the excess of (x) the sum of the maximum amount to be paid pursuant to Section 3.05(a)(i)-(iii) for such Payment Date, over (y) the Available Funds for such Payment Date (other than any amounts with respect to Insured Amounts and deposits from the Spread Account);

                  (ii) to the extent that the amount then on deposit in the Spread Account exceeds the aggregate Base Spread Account Requirement as of such Payment Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be paid to the Servicer and/or the Seller to the extent of any Reimbursable Amounts not previously reimbursed and the remainder to the Certificateholders;

and also, in no particular order of priority:

                  (iii) to invest amounts on deposit in the Spread Account in Eligible Investments that are scheduled to mature on or prior to the Business Day preceding the next Payment Date, as directed in writing by the Servicer in accordance with Section 3.10(e);

                  (iv) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error;

                  (v)      [reserved]; and

                  (vi) to clear and terminate the Spread Account upon the termination of this Indenture and, upon such termination, to pay the balance, if any, to the Certificateholders.

                  (c) On the Payment Date on which all amounts due have been paid to the Class A Noteholders, including the Note Insurer as subrogee of the Class A Noteholders, and all I & I Payments have been paid to the Note Insurer, the Indenture Trustee, after making any required withdrawals from the Spread Account pursuant to the preceding paragraph, shall:

                  (i) clear and terminate the Spread Account, liquidate any investments therein and pay any uninvested funds therein or the proceeds of such liquidation to the Servicer and/or the Seller to the extent of any Reimbursable Amounts, and the remainder to the Certificateholders; and

                  (ii) pay future receipts of the Excess Spread to the Servicer and/or the Seller to the extent of any Reimbursable Amounts, and the remainder to the Certificateholders.

                  (d) The Spread Account may be terminated and other assets substituted therefor including mortgage loans similar to the Mortgage Loans, at any time, with the prior written approval of the Note Insurer and the Rating Agencies, and with written confirmation that such termination and substitution will not result in a downgrade of the current ratings of the Class A Notes without giving effect to the Note Insurance Policy.

                  Section 3.30. NOTE INSURANCE POLICY.

                  (a) As soon as possible, and in no event later than 12:00 noon New York time on the second Business Day immediately preceding the Payment Date, the Indenture Trustee shall furnish the Note Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Endorsement to the
Note Insurance Policy (the "Notice") in the event that the Available Funds (other than any amounts in respect of Insured Amounts) are insufficient to pay the Remittance Amount with respect to the Class A Noteholders, as applicable, on such Payment Date. The Notice shall specify the amount of Insured Amounts and shall constitute a claim for an Insured Amount pursuant to the Note Insurance Policy. Upon receipt of Insured Amounts on behalf of the Class A Noteholders under the Note Insurance Policy, the Indenture Trustee shall deposit such Insured Amounts in the Payment Account and shall pay such Insured Amounts pursuant to Section 3.05.

                  (b) The Indenture Trustee shall receive, as attorney-in-fact of each Holder of a Class A Note, any Insured Amount from the
Note Insurer and disburse the same to each Holder of a Class A Note in accordance with the provisions of Section 3.05. Insured Amounts disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the Class A Notes, and the Class A Note Principal Balance shall be deemed not reduced for such purposes and the Note Insurer shall become the owner of such unpaid amounts due from the Trust in respect of the Class A Notes. The Indenture Trustee hereby agrees on behalf of each Holder of a Class A Note for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Indenture Trustee), to the Class A Noteholders, the Note Insurer will be subrogated to the rights of such Class A Noteholders, with respect to such Insured Amounts, shall be deemed to the extent of the payments so made to be a registered Class A Noteholder for purposes of payment and shall receive all future Remittance Amounts until all such Insured Amounts by the Note Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Indenture Trustee shall note the Note Insurer's rights as subrogee on the registration books maintained by the Indenture Trustee and on any Class A Notes surrendered for payment upon receipt from the Note Insurer of proof of payment of any Insured Amount. Except as otherwise described herein, the Note Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Amounts paid by it, the Note Insurer shall be paid before payment of the balance of the Remittance Amount is made to the other Holders of the Class A Notes subject to the following paragraph.

                  (c) It is understood and agreed that the intention of the parties is that the Note Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it, unless, on such Payment Date, the Class A Noteholders shall also have received the full amount of the Remittance Amount (exclusive of amounts representing amounts previously paid to the Class A Noteholders as Insured Amounts) for such Payment Date.

                  (d) The Indenture Trustee shall keep complete and accurate records of the amount of Insured Amounts and the Note Insurer shall have the right to inspect such records at reasonable times during the Indenture Trustee's normal business hours upon one Business Day's prior notice to the Indenture Trustee.

                  (e) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any payment made with respect to the Class A Notes. Each Holder, by its purchase of Class A Notes, and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may, at any time during the continuation of any proceeding relating to a Preference Claim, direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim, and (ii) the posting of any surety, supersedeus or performance bond pending any such appeal. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Indenture Trustee and each such Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Claim. Insured Amounts paid by the Note Insurer to the Indenture Trustee shall be received by the Indenture Trustee, as agent of the Noteholders. The Indenture Trustee is not permitted to make a claim on the Trust or on any Noteholder for payments made to Noteholders under the Note Insurance Policy which are characterized as preference payments by any Bankruptcy Court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such Bankruptcy Court.

                  Section 3.31. ESTABLISHMENT OF PRE-FUNDING ACCOUNT; DEPOSITS IN PRE-FUNDING ACCOUNT; PERMITTED WITHDRAWALS FROM PRE-FUNDING Account.

                  (a) On the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class A Notes and the Note Insurer, an Eligible Account titled "Pre-Funding Account, Deutsche Bank National Trust Company in trust for registered Holders of Home Loan Mortgage Loan Trust Asset-Backed Notes, Series 2004-2, Class A." Funds in the Pre-Funding Account shall be held in trust for the Holders of the Class A Notes and the Note Insurer for the uses and purposes set forth in this Indenture. Funds in the Pre-Funding Account shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Indenture Trustee pursuant to this Indenture. Any Pre-Funding Earnings shall be distributed to the Seller on each Pre-Funding Payment Date; PROVIDED, HOWEVER, that if the final Subsequent Transfer Date occurs after the Payment Date in a month, on such Subsequent Transfer Date, the Indenture Trustee shall (i) transfer the Excess Funding Amount from the Pre-Funding Account to the Payment Account, (ii) transfer the Pre-Funding Earnings to the Seller and (iii) close the Pre-Funding Account. The amount on deposit in the Pre-Funding Account shall be invested in Eligible Investments at the direction of the Seller in accordance with the provisions of
Section 3.10. All investment earnings on funds on deposit in the Pre-Funding Account shall be treated as owned by, and shall be taxable to, the Seller.

                  (b) On the Closing Date, the Issuer shall cause to be deposited the Original Pre-Funded Amount in the Pre-Funding Account from the sale of the Notes.

                  (c) On each Subsequent Transfer Date, (i) the Seller shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the Aggregate Principal Balances of the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date and (ii) the Indenture Trustee shall pay such amounts to the Issuer, or upon the order of the Issuer, to its designee with respect to such transfer.

                  (d) If at the end of the Funding Period amounts still remain in the Pre-Funding Account, the Issuer shall instruct the Indenture Trustee to withdraw such amounts from the Pre-Funding Account on the immediately following Payment Date and deposit such amounts in the Payment Account.

                  (e) Unless sooner closed as provided above, the Pre-Funding Account shall be closed at the close of business on the Payment Date immediately following the end of the Funding Period.

                  Section 3.32. ESTABLISHMENT OF CAPITALIZED INTEREST ACCOUNT; DEPOSITS IN CAPITALIZED INTEREST ACCOUNT AND PERMITTED WITHDRAWALS FROM CAPITALIZED INTEREST ACCOUNT.

                  (a) With respect to amounts on deposit in the Pre-Funding Account, in order to assure that sufficient amounts to make required payments of interest to the Noteholders shall be available during the Funding Period, on the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class A Notes and the Note Insurer, an Eligible Account titled "Capitalized Interest Account, Deutsche Bank National Trust Company in trust for registered Holders of Financial Asset Securities Corp., Home Loan Mortgage Loan Trust Asset-Backed Notes, Series 2004-2, Class A." Funds in the Capitalized Interest Account shall be held in trust for the Holders of the Class A Notes and the Note Insurer for the uses and purposes set forth in this Indenture. Funds in the Capitalized Interest Account shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Indenture Trustee pursuant to this Indenture. Funds in the Capitalized Interest Account shall be invested in Eligible Investments at the direction of the Servicer in accordance with the provisions of Section 3.10. All investment earnings on funds in the Capitalized Interest Account shall be paid to the Issuer or its designee on each Pre-Funding Payment Date.

                  (b) On the Closing Date, the Seller shall cause to be deposited the Capitalized Interest Deposit in the Capitalized Interest Account.

                  (c) On each of the Payment Dates during the Funding Period, the Indenture Trustee shall withdraw from the Capitalized Interest Account the Capitalized Interest Required Amount for such Payment Date and deposit such amount into the Payment Account.

                  (d) If at the end of the Funding Period amounts still remain in the Capitalized Interest Account, the Issuer hereby instructs the Indenture Trustee to withdraw such amounts from the Capitalized Interest Account on the immediately following Payment Date and remit such amounts to the Servicer or its designee. Upon any such payment to the Servicer or its designee, the Noteholders shall have no further rights in, or claims to, such amounts.

                  (e) Unless sooner closed as provided above, the Capitalized Interest Account shall be closed at the close of business on the Payment Date immediately following the end of the Funding Period.

                  Section 3.33. RIGHTS OF THE NOTE INSURER TO EXERCISE RIGHTS OF CLASS A NOTEHOLDERS.

                  By accepting its Note, each Class A Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall be deemed to be the Noteholders for all purposes (other than with respect to payment on the Notes) and shall have the right to exercise all rights of the Class A Noteholders under this Indenture and under the Class A Notes without any further consent of the Class A Noteholders, including, without limitation:

                  (a) the right to require the Seller to repurchase Mortgage Loans pursuant to Section 2.02 of the Servicing Agreement;

                  (b) the right to give notices of breach or to terminate the rights and obligations of the Servicer as servicer pursuant to Section 6.01 of the Servicing Agreement and to consent to or direct waivers of Servicer defaults pursuant to Section 6.03 of the Servicing Agreement;

                  (c) the right to direct the actions of the Indenture Trustee during the continuance of a Servicer default pursuant to Sections 6.01 and 6.02 of the Servicing Agreement;

                  (d) the right to institute proceedings against the Servicer pursuant to Section 6.01 of the Servicing Agreement;

                  (e) the right to direct the Indenture Trustee to investigate certain matters pursuant to Section 6.02 hereof;

                  (f)      the right to remove the Indenture Trustee pursuant to
Section 6.08 hereof;

                  (g) the right to direct foreclosures upon the failure of the Servicer to do so in accordance with the Servicing Agreement;

                  (h) any rights or remedies expressly given the Holders of the Class A Notes evidencing 51% or more of the Voting Rights; and

                  (i) the sole right to reduce the Base Spread Account Requirement, at which time written notice shall be sent to the Seller, the Indenture Trustee, Standard & Poor's and Moody's.

                  In addition, each Noteholder agrees that unless a Note Insurer Default exists, the rights specifically enumerated above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

                  Notwithstanding anything contained herein to the contrary, the Indenture Trustee shall not be bound, obligated or required to take any action at the request or direction of any of the Noteholder or the Note Insurer pursuant to this Indenture if such Noteholders or the Note Insurer shall not have made available to the Indenture Trustee security or indemnity reasonably acceptable to the Indenture Trustee against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) which might be incurred by it in compliance with such written request or direction.

                  Section 3.34. INDENTURE TRUSTEE TO ACT SOLELY WITH CONSENT OF THE NOTE INSURER.

                  Unless a Note Insurer Default exists, the Indenture Trustee shall not, without the Note Insurer's consent or unless directed by the Note
Insurer:

                  (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 6.01 of the Servicing Agreement;

                  (b) agree to any amendment pursuant to Article VII of the Servicing Agreement; or

                  (c)      undertake any litigation.

                  Section 3.35. MORTGAGE LOANS, TRUST AND ACCOUNTS HELD FOR BENEFIT OF THE NOTE INSURER.

                  The Indenture Trustee shall hold the Trust and the Mortgage Files for the benefit of the Noteholders and the Note Insurer and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests under this Indenture and the Notes unless, as stated in an Opinion of Counsel addressed to the Indenture Trustee and the Note Insurer, such action is adverse to the interests of the Noteholders or diminishes the rights of the Noteholders or imposes additional burdens or restrictions on the Noteholders.

                  The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Indenture to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer.

                  Section 3.36. NOTE INSURER DEFAULT.

                  Notwithstanding anything elsewhere in this Indenture or in the Notes to the contrary, if a Note Insurer Default exists, the provisions of this
Article III and all other provisions of this Indenture which (a) permit the Note Insurer to exercise rights of the Noteholders, (b) restrict the ability of the Noteholders, the Servicer or the Indenture Trustee to act without the consent or approval of the Note Insurer, (c) provide that a particular act or thing must be acceptable to the Note Insurer, (d) permit the Note Insurer to direct (or otherwise to require) the actions of the Indenture Trustee, the Servicer or the Noteholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Note Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder, or (f) which have a similar effect, shall be of no further force and effect and the Indenture Trustee shall administer the Trust and perform its obligations hereunder solely for the benefit of the Holders of the Notes. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Note Insurer from any obligation or liability it may have to any party or to the Noteholders hereunder, under any other agreement, instrument or document (including, without limitation, the Note Insurance Policy) or under applicable law.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 4.01. THE NOTES. Each Class of Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Class A Note Principal Balance of $25,000 and integral multiples of $1 in excess thereof.

                  The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive notes for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

                  In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

                  The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

                  Section 4.02. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE.

                  The Indenture Trustee shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

                  Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Owner Trustee on behalf of the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Class A Note Principal Balance evidencing the same Class and aggregate Percentage Interests.

                  Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Class A Note Principal Balance evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Owner Trustee on behalf of the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

                  Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 4.04. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                  Section 4.05. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  Section 4.06. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                  (iii)    to the extent that the provisions of this Section
         4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Class A Note Principal Balance of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  Section 4.07. NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

                  Section 4.08. DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee or the Depositor is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Class A Note Principal Balance of the Class A Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners, the Issuer and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                  Section 4.09. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Section 4.10. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of Noteholders to receive payments of principal thereof and interest thereon, (ii) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20,
(iii) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07) and the obligations of the Indenture Trustee under Section 4.11 and (iv) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                  (A)      either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (a) have become due and payable, (b) will become due and payable at the Latest Possible Maturity Date within one year, or (c) have been called for early redemption pursuant to Section
         8.07 hereof, and the Issuer, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Latest Possible Maturity Date or other final Payment Date, or, in the case of (c) above, the Issuer shall have complied with all requirements of Section 8.07 hereof,

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate stating that the Purchase Price has been deposited in the Collection Account and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)(b) above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

                  Section 4.11. APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, Certificate Paying Agent as designee of the Issuer, to the Holders of Notes or Certificates, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

                  Section 4.12. RESERVED.

                  Section 4.13. REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

                  Section 4.14. TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office of the Indenture Trustee located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  Section 4.15. REPRESENTATION REGARDING ERISA. By acquiring a Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. ss. 2510.3-101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Indenture Trustee, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Indenture Trustee, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

                  Section 5.01. EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee and the Note Insurer, written notice in the form of an Officer's Certificate, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), (iv) or (v) of the definition of "Event of Default," its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

                  Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee shall at the written direction of the Note Insurer, or may at the written direction of the Holders of Notes representing not less than a majority of the Class A Note Principal Balance of the Notes, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by the Note Insurer or the Noteholders), and upon any such declaration the unpaid Class A Note Principal Balance, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Note Insurer or the Holders of the Notes representing not less than a majority of the Class A Note Principal Balance of the Notes, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (a) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                  (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Note Insurer or the Holders of a majority of the Class A Note Principal Balance of the Notes, pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings, as directed in writing by the Note Insurer or by Holders of a majority of the Class A Note Principal Balance of the Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by the Note Insurer or by Holders of a majority of the Class A Note Principal Balance of the Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation of the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of its negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  Section 5.04. REMEDIES; PRIORITIES.

                  (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of
Section 10.16 hereof may, and shall, at the written direction of the Note Insurer or the Holders of a majority of the Class A Note Principal Balance of the Notes, do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Note Insurer and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Note Insurer and the Holders of 100% of the Class A Note Principal Balance of the Notes, (B) the proceeds of such sale or liquidation payable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Note Insurer and the Holders of a majority of the Class A Note Principal Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon written advice or an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Default under the Servicing Agreement has not occurred, any sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  (i) (A) to the Indenture Trustee for amounts due pursuant to Section 6.07 hereof and any expenses incurred in connection with and related to collection of the Notes and enforecement of remedies including, without limitation, expenses incurred in connection with a servicer transfer and (B) to the Owner Trustee for amounts due pursuant to Article VII of the Trust Agreement;

                  (ii) to the Noteholders the Interest Payment Amount due and payable;

                  (iii) to the Noteholders for amounts due and unpaid on the Class A Notes with respect to principal, according to the amounts due and payable on such Notes for principal, until the Class A Note Principal Balance is reduced to zero;

                  (iv) to the Note Insurer any unpaid premium for the Note Insurance Policy and any other amounts owed to the Note Insurer under the Insurance Agreement; and

                  (v) to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

                  The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

                  Section 5.05. OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether and how to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon the written advice or an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  Section 5.06. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Class A Note Principal Balance of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Class A Note Principal Balance of the Notes.

                  It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  Section 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

                  Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be.

                  Section 5.11. CONTROL BY NOTEHOLDERS. The Note Insurer or the Holders of a majority of the Class A Note Principal Balance of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Class A Note Principal Balance of the Notes;

                  (iii) the Indenture Trustee has been provided with indemnity satisfactory to it; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Note Insurer or the Holders of Notes representing a majority of the Class A Note Principal Balance of the Notes.

                  Notwithstanding the rights of Noteholders set forth in this
Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

                  Section 5.12. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.02 hereof, the Note Insurer or the Holders of Notes representing not less than a majority of the Class A Note Principal Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default
(a) with respect to payment of principal of or interest on any of the Notes or
(b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Section 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Class A Note Principal Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

                  Section 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.15. SALE OF TRUST ESTATE.

                  (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section
5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

                  (i) the Note Insurer and the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

                  (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (iii) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any determination under this Section 5.15, the Indenture Trustee may rely upon written advice or an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Note Insurer and the Holders of Notes representing at least 100% of the Class A Note Principal Balance of the Notes consent to such Sale.

                  The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c)      [Reserved].

                  (d) In connection with a Sale of all or any portion of the Trust Estate,

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of the Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  Section 5.16. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

                  Section 5.17. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement, any Subsequent Transfer Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement, any Subsequent Transfer Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Purchase Agreement, any Subsequent Transfer Agreement and the Servicing Agreement.

                  (b) The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing) of the Holders of 66-2/3% of the Class A Note Principal Balance of the Notes, or the
Note Insurer shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase Agreement, any Subsequent Transfer Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, any Subsequent Transfer Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  Section 6.01. DUTIES OF INDENTURE TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or its own gross negligence, except that:

                  (i)      this paragraph does not limit the effect of paragraph
         (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders, the Servicer or from the Issuer, which they are entitled to give under the Basic Documents.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it.

                  (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                  (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (h)      The Indenture Trustee shall act in accordance with
Section 6.02 and 6.04 of the Servicing Agreement and shall act as successor to the Servicer or appoint a successor Servicer in accordance with Section 6.02 of the Servicing Agreement.

                  (i) In order to comply with its duties under U.S.A. Patriot Act, the Indenture Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other indentifying information.

                  Section 6.02. RIGHTS OF INDENTURE TRUSTEE.

                  (a) The Indenture Trustee may conclusively rely on, and shall be fully protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (d) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or in connection herewith in good faith and in accordance with the advice or opinion of such counsel.

                  (e) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

                  (f) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 5.04(b), 6.07 or 8.02(c) hereunder or (iii) out of the Remittance Amount.

                  (g) The Indenture Trustee in its capacity as Paying Agent and Note Registrar shall be afforded the same rights, protections, immunities and indemnities offered to it in its capacity as Indenture Trustee as if specifically set forth herein.

                  Section 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

                  Section 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  Section 6.05. NOTICE OF EVENT OF DEFAULT. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is actually known by a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured.

                  Section 6.06. REPORTS BY INDENTURE TRUSTEE TO HOLDERS AND TAX ADMINISTRATION.

                  The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee or the Issuer, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation, Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

                  Section 6.07. COMPENSATION. The Indenture Trustee shall withdraw from the Collection Account on each Payment Date and pay to itself the Indenture Trustee Fee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

                  The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee or the Owner Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 6.08. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Note Insurer. The Note Insurer or Holders of a majority of Class A Note Principal Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i)      the Indenture Trustee fails to comply with Section
         6.11 hereof;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall, with the consent of the Note Insurer, promptly appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Note Insurer or the Holders of a majority of Class A Note Principal Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

                  Section 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate


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


trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies and the Note Insurer with prior written notice of any such transaction.

                  If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  Section 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of "Baa3" or better by Moody's and "BBB" or better by S&P, and Fitch. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                  Section 6.13. REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents and warrants to the Issuer and for the benefit of the
Note Insurer and the Noteholders, as of the Cut-off Date and the Closing Date, that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Indenture by it, and the performance and compliance with the terms of this Indenture by it, will not violate its charter or bylaws.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Indenture has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (iv) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  Section 6.14. DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

                  (i) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Noteholders and the
         Note Insurer;

                  (ii) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A to this Indenture in accordance with the terms of this Indenture; and

                  (iii) to take all other actions as shall be required to be taken by the terms of this Indenture.

                  Section 6.15. THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Note Registrar.





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


                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

                  The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

                  Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders or Note Owners may communicate pursuant to TIA ss. 312(b) with other Noteholders or Note Owners with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

                  Section 7.03. REPORTS OF ISSUER.

                  (a)      In accordance with Section 3.14 of the Servicing
Agreement,

                  (i) The Indenture Trustee shall reasonably cooperate with the Servicer in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder, and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or the Issuer (or such other entity).;

                  (ii) The Indenture Trustee shall file with the Commission, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the

         Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31st of each year.

                  Section 7.04. REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 30th beginning with March 31, 2005, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                  Section 7.05. STATEMENTS TO NOTEHOLDERS.

                  (a) Not later than 12:00 noon California time on the Determination Date, the Indenture Trustee shall make available to each Noteholder and each Certificateholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency and to the Note Insurer, on the Payment Date via its website, a statement (the "Indenture Trustee's Remittance Report") containing the information set forth below (to the extent any such information to be delivered by the Servicer pursuant to the first sentence of this Section 7.05(a) has been so delivered) with respect to such Payment Date:

                  (i) The Available Funds and the Note Interest Rate for the related Payment Date;

                  (ii) The Class A Note Principal Balance and the Aggregate Principal Balance of the Mortgage Loans as reported in the prior Indenture Trustee's Remittance Report pursuant to subclause (xii) below, or, in the case of the first Payment Date, the Original Class A Note Principal Balance and the related Cut-Off Date Principal Balance of the Mortgage Loans;

                  (iii) The number and Principal Balances of all Mortgage Loans and of the Mortgage Loans, that were the subject of Principal Prepayments during the Due Period;

                  (iv) The amount of all Curtailments that were received during the Due Period;

                  (v) The principal portion of all Monthly Payments received during the Due Period;

                  (vi)     The amount of interest received on the Mortgage
         Loans;

                  (vii) The aggregate amount of principal prepayments, the cumulative balance of liquidated loans immediately prior to liquidation and the cumulative losses;

                  (viii) The amount of the Monthly Advances and the Compensating Interest payment to be made on the Determination Date;

                  (ix) The delinquency and foreclosure information set forth in the form attached hereto as Exhibit F of the Servicing Agreement;

                  (x) The Remittance Amount for the Class A Notes for the Payment Date with the components thereof stated separately;

                  (xi) The amount of the Insured Amounts, if any, to be paid on the Payment Date;

                  (xii) The amount to be paid to the Holders of the Certificates for the Payment Date;

                  (xiii) The Class A Note Principal Balance and the Aggregate Principal Balance of the Mortgage Loans, each after giving effect to the payment to be made on the Payment Date;

                  (xiv) The weighted average remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate;

                  (xv) The Servicing Fee, the Indenture Trustee Fee and the amount to be paid to the Note Insurer pursuant to Section 3.05 hereof;

                  (xvi) The amount of all payments or reimbursements to the Servicer pursuant to Section 3.03 of the Servicing Agreement;

                  (xvii) The Pool Factor determined using the balances in subclause (ii) above;

                  (xviii) The amount, if any, transferred from the Spread Account to the Payment Account pursuant to Section 3.29 hereof;

                  (xix) The percentage of the Excess Spread used to determine the Monthly Excess Spread Amount, the Spread Account Excess and the allocation of the Spread Account Excess to Reimbursable Amounts, Monthly Advances and Certificateholders pursuant to Section 3.29 hereof;

                  (xx) The amounts which are reimbursable to the Servicer or the Seller, as appropriate, pursuant to Section 3.05 hereof and the amount paid to Certificateholders pursuant to Section 3.05 hereof;

                  (xxi) The number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

                  (xxii) The amount on deposit in the Spread Account after the Payment Date;

                  (xxiii) The amount of losses experienced on the Mortgage Loans during the preceding Due Period and the cumulative losses for the Mortgage Loans as a percentage of the related Cut-Off Date Principal Balance;

                  (xxiv) The amount of Class A Available Funds Cap Carryover Amount paid to the Class A Note, stating separately any amounts received from the Corridor Contract Counterparty with respect to the Corridor Contract and the amount of Class A Available Funds Cap Carryover Amount remaining if any;

                  (xxv)    [Reserved];

                  (xxvi) The amount of Class Interest Carryover Shortfall relating to the Class A Notes, stating the amount that is allocable to such Class and the amount allocable to interest and principal;

                  (xxvii) Whether a Servicer Termination Delinquency Event or a Servicer Termination Loss Event has occurred and specifying the details thereof;

                  (xxviii) During the Funding Period, the amount used to acquire Subsequent Mortgage Loans since the preceding Payment Date and the remaining Pre-Funded Amount after acquiring Subsequent Mortgage Loans;

                  (xxix) During the Funding Period, the amount on deposit in the Capitalized Interest Account after the Payment Date and the Capitalized Interest Required Amount for such Payment Date; and

                  (xxx) The amount due and the amount received under the Corridor Contract, if any.

                  (b) The Indenture Trustee shall make such report available to the Servicer, the Depositor, the Noteholders, the Note Insurer, the Rating Agencies and Bloomberg (at 499 Park Avenue, New York, New York 10022,
Attention: Mike Geller) on its internet website located at "https://www.tss.db.com/invr" on the related Payment Date. Assistance in using the website can be obtained by calling the Indenture Trustee's investor relations desk at (800) 735-7777. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and indicating such. In addition, together with such report, the Indenture Trustee shall forward to Bloomberg and Intex a copy of the computer tape delivered by the Servicer on the Payment Date. The Indenture Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

                  To the extent that there are inconsistencies between the copy of the Indenture Trustee's Remittance Report posted on its website and the hard copy issued upon request (pursuant to the preceding paragraph) thereof, the Servicer may rely upon the former.

                  In the case of information furnished pursuant to subclauses
(ii) and (ix) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

                  (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall furnish to each Person who at any time during the calendar year was a Class A Noteholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause
(ix) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Indenture Trustee to Noteholders pursuant to any requirements of the Code as are in force from time to time.

                  (d) On each Payment Date, the Indenture Trustee shall forward to the Certificateholders a copy of the reports forwarded to the Class A Noteholders in respect of such Payment Date and a statement setting forth the amounts actually paid to the Certificateholders on such Payment Date together with such other information as the Indenture Trustee deems necessary or appropriate.

                  (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall deliver to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Noteholders by the Indenture Trustee pursuant to any requirements of the Code as from time to time in force.

                  (f) The Servicer and the Indenture Trustee shall furnish to each Noteholder and to the Note Insurer (if requested in writing), during the term of this Indenture, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Noteholder or the Note Insurer, as the case may be, or otherwise with respect to the purposes of this Indenture, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Noteholder or the
Note Insurer, as the case may be, may reasonably require; PROVIDED, that the Servicer and the Indenture Trustee shall be entitled to be reimbursed by such Noteholder or the Note Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

                  (g) Reports and computer tapes furnished by the Servicer pursuant to this Indenture shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent required by law or this Indenture, or to the Rating Agencies, the Depositor, the Note Insurer's reinsures, parent, regulators, liquidity providers and auditors; PROVIDED, that the Note Insurer shall attempt in good faith to cause such additional Persons to acknowledge in writing the foregoing restrictions, and in connection with the purposes and requirements of this Indenture. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Servicer, (ii) disclosure as required pursuant to this Indenture, (iii) disclosure of any and all information (A) if required to do so by an applicable statute, law, rule or regulation, or in working with any taxing authorities or other governmental agencies, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Indenture Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Seller or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed, or (iv) any other disclosure authorized by the Seller or Servicer. No Person entitled to receive copies of such reports or tapes or lists of Noteholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Indenture.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.02. TRUST ACCOUNTS.

                  (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, the Payment Account as provided in Section 3.01 hereof.

                  (b) On each Payment Date, the Indenture Trustee shall pay itself the Indenture Trustee Fee and any amounts owing to it for such Payment Date out of the Collection Account, and then the Indenture Trustee shall pay all remaining amounts on deposit in the Payment Account to the Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

                  (c) Pursuant to Section 3.10 hereof, funds in the Payment Account shall remain uninvested unless the Indenture Trustee is otherwise directed by the Servicer.

                  Section 8.03. OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

                  Section 8.04. TERMINATION UPON PAYMENT TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to Noteholders, the Note Insurer, the Certificate Paying Agent on behalf of the Owner Trustee, the Certificateholders and the Indenture Trustee of all amounts required to be paid pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of


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


the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Section 8.05. RELEASE OF TRUST ESTATE.

                  (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase by the Servicer of a Mortgage Loan pursuant to Section 3.07 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee and the Note Insurer pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

                  (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

                  Section 8.06. SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                  Section 8.07. OPTIONAL REDEMPTION OF THE NOTES.

                  (a) The respective obligations and responsibilities of the Seller, the Servicer, the Depositor and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to Noteholders after the final Payment Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee of any of the following: (1) the later of the payment to Noteholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Servicing Agreement and the payment of all amounts due and payable to the Note Insurer and the Indenture Trustee, (2) the mutual consent of the Servicer, the Note Insurer and all Noteholders in writing or (3) the optional redemption by the Servicer of the Class A Notes. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.


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


                  The Servicer may, at its option, redeem the Class A Notes on any date on which the Aggregate Principal Balance of the Mortgage Loans is less than or equal to 10% of the sum of (A) the Cut-Off Date Pool Principal Balance and (B) the Original Pre-Funded Amount (the "Optional Termination Date"), by purchasing, on the next succeeding Payment Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of (i) the sum of (x) 100% of the Aggregate Principal Balance of the Mortgage Loans, plus (y) the greater of (1) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period, and (2) 30 days' accrued interest thereon at a rate equal to the Loan Rate, in each case net of the Servicing Fee, and (ii) the fair market value of all assets in the Trust on such date (as such value is determined by the Servicer, the Note Insurer and the Indenture Trustee) (the "Redemption Price").

                  The Servicer or an affiliate of the Servicer may elect to purchase the Mortgage Loans and REO Property following the Optional Redemption Date pursuant to the preceding paragraph only if the Redemption Price is equal to or less than the aggregate fair market value of all of the assets in the Trust and will result in payments on the Notes sufficient to pay the Noteholders the outstanding Class A Note Principal Balance and unpaid interest on the Class A Notes and to pay all amounts owed to the Note Insurer.

                  Any such purchase shall be accomplished by deposit into the Payment Account on the Determination Date before such Payment Date of the Redemption Price.

                  (b) Notice of any redemption, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final payment and cancellation, shall be given promptly by the Indenture Trustee by letter to the Note Insurer and to Class A Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final payment specifying (i) the Payment Date upon which final payment of the Class A Notes will be made upon presentation and surrender of Class A Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Class A Notes at the office or agency of the Indenture Trustee therein specified.

                  (c) Upon presentation and surrender of the Class A Notes, the Indenture Trustee shall cause to be paid to the Holders of Class A Notes, as applicable, on the Payment Date for such final payment, in proportion to the Percentage Interests of their respective Class A Notes and to the extent that funds are available for such purpose, an amount equal to the amount required to be paid to Class A Noteholders pursuant to Section 5.01 for such Payment Date. On the final Payment Date, the Indenture Trustee shall withdraw from the Payment Account and remit to the Note Insurer the lesser of (x) the amount available for payment on such final Payment Date, net of any portion thereof necessary to pay Class A Noteholders pursuant to Section 5.01(a)(i) and (ii) and (y) the unpaid amounts due and owing to the Note Insurer pursuant to Section 5.01(a).

                  (d) In the event that all of the Class A Noteholders shall not surrender their Class A Notes for final payment and cancellation on or before such final Payment Date, the


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


Indenture Trustee shall promptly following such date cause all funds in the Payment Account not paid in final payment to Class A Noteholders to be withdrawn therefrom and credited to the remaining Class A Noteholders by depositing such funds in a separate escrow account for the benefit of such Class A Noteholders and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Indenture Trustee (in any other case) shall give a second written notice to the remaining Class A Noteholders to surrender their Class A Notes for cancellation and receive the final payment with respect thereto. If within one year after the second notice all the Class A Notes shall not have been surrendered for cancellation, the Indenture Trustee shall return such funds in the escrow account to the Issuer.





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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with the prior written consent of the Note Insurer (which will not be unreasonably withheld) and prior notice to the Rating Agencies and the Note Insurer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of the Notes (without giving effect to the Note Insurance Policy) shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI hereof; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Note Insurer (which shall not be unreasonable withheld) and prior notice to the Rating Agencies and the Note Insurer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Noteholder (which may be evidenced by confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of the Notes without giving effect to the Note Insurance Policy) or (iii) if 100% of the Certificates are not owned by the Seller, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

                  Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the prior written consent of the Note Insurer (which shall not be unreasonably withheld) and with the consent of the Holders of not less than a majority of the Class A Note Principal Balance of the Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Class A Note Principal Balance of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Class A Note Principal Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section
         5.04 hereof;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by the Seller) to be subject to an entity level tax.

                  Any such action shall not (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of the Notes (without giving effect to the Note Insurance Policy) adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture).

                  It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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


                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


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                                    ARTICLE X

                                  MISCELLANEOUS

                  Section 10.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (v) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate."

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Class A Note Principal Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Class A Note Principal Balance of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Class A Note Principal Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Class A Note Principal Balance of the Notes.

                  Notwithstanding anything contained herein to the contrary, nothing contained in this Section 10.01 shall apply to the obligations of the Indenture Trustee, the Seller or the Servicer under the Servicing Agreement.

                  Section 10.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 10.03. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note Registrar.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 10.04. NOTICES ETC., TO INDENTURE TRUSTEE ISSUER AND RATING AGENCIES.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer;

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Home Loan Mortgage Loan Trust 2004-2, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; or

                  (iii) the Note Insurer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group, Facsimile: (212) 363-1459, Confirmation:
         (212) 208-3394. The Note Insurer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of S&P, at the following address: Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department.

                  Section 10.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

                  Section 10.06. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 10.07. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 10.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

                  Section 10.09. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 10.10. BENEFITS OF INDENTURE. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. To the extent that this Indenture confers upon or gives or grants to the Note Insurer any right, remedy or claim under or by reason of this Indenture, the Note Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and the Note Insurer, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 10.11. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 10.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.13. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.14. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or the
Note Insurer or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 10.15. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  Section 10.16. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the

Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, except for filing proofs of claim.

                  Section 10.17. INSPECTION. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 10.18. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Home Loan Mortgage Loan Trust 2004-2, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

                  Section 10.19. PROOFS OF CLAIM. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder of the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                                HOME LOAN MORTGAGE LOAN TRUST,
                                                2004-2, as Issuer


                                                By:  Wilmington Trust Company,
                                                not in its individual capacity
                                                but solely as Owner Trustee


                                                By: /s/ Patricia A. Evans
                                                    --------------------------
                                                Name:   Patricia A. Evans
                                                Title:  Assistant Vice President


                                                DEUTSCHE BANK NATIONAL TRUST
                                                COMPANY, as Indenture Trustee


                                                By: /s/ John Ingham
                                                    --------------------------
                                                Name:   John Ingham
                                                Title:  Associate


                                                By: /s/ Barbara Campbell
                                                    --------------------------
                                                Name:   Barbara Campbell
                                                Title:  Assistant Vice President

Acknowledged and Agreed with respect to Section 2.05 hereof:


HOME LOAN AND INVESTMENT BANK, F.S.B.,
as Seller


By: /s/ John M. Murphy
    ------------------
Name:   John M. Murphy
Title:  President

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )

         On this ___th day of December, 2004, before me personally appeared __________________ to me known, who being by me duly sworn, did depose and say, that he/she is a __________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.


                                          Notary Public


                                          NOTARY PUBLIC


[NOTARIAL SEAL]

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )

         On this ___th day of December, 2004, before me personally appeared ________________ to me known, who being by me duly sworn, did depose and say, that he/she is a ___________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.


                                          Notary Public


                                          NOTARY PUBLIC


[NOTARIAL SEAL]

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

         On this ____ day of December, 2004, before me personally appeared _______________ to me known, who being by me duly sworn, did depose and say, that he/she is a _____________________ of the Owner Trustee, one of the entities described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.


                                          Notary Public


                                          NOTARY PUBLIC


[NOTARIAL SEAL]

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

         On this ____ day of December, 2004, before me personally appeared _______________ to me known, who being by me duly sworn, did depose and say, that he/she is a _____________________ of Home Loan and Investment Bank, F.S.B., a federal savings bank, one of the parties that executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.


                                          ______________________________________
                                          Notary Public


[Notarial Seal]

                                    EXHIBIT A
                                    ---------


                              FORM OF CLASS A NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.





                                     A-1-1

                      HOME LOAN MORTGAGE LOAN TRUST, 2004-2
                        ASSET-BACKED NOTES, SERIES 2004-2
                                     CLASS A


AGGREGATE NOTE BALANCE:                                 NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:                      BOND NO. 1
$_____________________

PERCENTAGE INTEREST: 100%                               CUSIP NO. [        ]


         Home Loan Mortgage Loan Trust 2004-2 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in January 2005 and ending on or before the Payment Date occurring on the Latest Possible Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-2 (the "Notes"), issued under an Indenture dated as of December 16, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Loan Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Class A Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.


                                     A-1-2

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Latest Possible Maturity Date.

         The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or


                                     A-1-3
otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Class Interest Carryover Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting (i) the Note Insurer or (ii) if the Note Insurer defaults, the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes)


                                     A-1-4
shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.





                                     A-1-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: December __ 2004


                                          HOME LOAN MORTGAGE LOAN TRUST
                                          2004-2

                                          BY:  WILMINGTON TRUST COMPANY, not in
                                          its individual capacity but solely in
                                          its capacity as Owner Trustee


                                          By:___________________________________
                                                    Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.


DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee


By:______________________________________
            Authorized Signatory





                                     A-1-6

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM            --      as tenants in common
           TEN ENT            --      as tenants by the entireties
           JT TEN             --      as joint tenants with right of
                                      survivorship and not as tenants in common
      UNIF GIFT MIN ACT       --      __________ Custodian
                                      ______________________________
                                      (Cust)                 (Minor)

                                      under Uniform Gifts to Minor Act
                                      _____________________
                                                             (State)

     Additional abbreviations may also be used though not in the above list.





                                     A-1-7

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


        _________________________________________________________________

        _________________________________________________________________

        _________________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________             ___________________________________

Signature Guaranteed by_________________________________________________________

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.





                                     A-1-8

                                    EXHIBIT B


                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

                                   EXHIBIT C-1


                          FORM OF INITIAL CERTIFICATION

                                                              December 16, 2004

Home Loan Mortgage Loan Trust 2004-2            Home Loan and Investment
c/o Wilmington Trust Company                    Bank, F.S.B.
Rodney Square North                             One Home Plaza
1100 North Market Street                        Warwick, Rhode Island 02886
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004


                  Re: Indenture dated as of December 16, 2004, between Home Loan Mortgage Loan Trust 2004-2 and Deutsche Bank National Trust COMPANY

Ladies and Gentlemen:

                  In accordance with Section 2.03(a) of the above-captioned Indenture and Section 2.3 of the Mortgage Loan Purchase Agreement, dated as of December 16, 2004 (the "MLPA"; and together with the Indenture, the "Agreements"), between Home Loan and Investment Bank, F.S.B. (the "Seller") and Financial Asset Securities Corp. (the "Purchaser"), hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.3(e) and (f) of the MLPA) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (iii), (vii), and (viii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.

                  The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clauses (e) and (f) of Section 2.3 of the MLPA.


                                     C-1-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.


                                              DEUTSCHE BANK NATIONAL TRUST
                                              COMPANY, as Indenture Trustee


                                              By:_______________________________
                                              Name:
                                              Title:





                                     C-1-2

                                   EXHIBIT C-2


                           FORM OF FINAL CERTIFICATION

                                                                        , 200__

Home Loan Mortgage Loan Trust 2004-2                Home Loan and Investment
c/o Wilmington Trust Company                        Bank, F.S.B.
Rodney Square North                                 One Home Plaza
1100 North Market Street                            Warwick, Rhode Island 02886
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004


                  Re: Indenture dated as of December 16, 2004, between Home Loan Mortgage LOAN TRUST 2004-2 AND DEUTSCHE BANK NATIONAL TRUST COMPANY

Ladies and Gentlemen:

                  In accordance with Section 2.03(b) of the above-captioned Indenture, and Section 2.3 of the Purchase Agreement, dated as of December 16, 2004, (the "MLPA"; and together with the Indenture, the "Agreements"), between Home Loan and Investment Bank, F.S.B. (the "Seller") and Financial Asset Securities Corp. (the "Purchaser"), hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the exception report attached hereto) it has received the documents set forth in Section 2.3 of the MLPA.

                  The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Indenture Trustee makes no representation that any documents specified in clauses (e) and (f) of Section 2.3 should be included in any Mortgage File.

                  The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any intervening assignments, assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.





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


                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.


                                                  DEUTSCHE BANK NATIONAL TRUST
                                                  COMPANY, as Indenture Trustee


                                                  By:___________________________
                                                  Name:
                                                  Title:





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


                                    EXHIBIT D


                                Corridor CONTRACT

                             (Provided Upon Request)





                                     C-2-3

                                    EXHIBIT E


                     SPECIMEN COPY OF NOTE INSURANCE POLICY

                             (Provided upon request)





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


                                    EXHIBIT F


                             FORM OF ADDITION NOTICE

                                                                        [DATE]
Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705-4934


                  RE: Indenture, dated as of December 16, 2004, between Home Loan Mortgage Loan Trust Series 2004-2, a Delaware business trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee"), relating to Home Loan Mortgage Loan Trust Series 2004-2, Asset-Backed Notes, Series 2004-2, SUBSEQUENT TRANSFER

Ladies and Gentlemen:

                  Pursuant to Section 2.05 of the Indenture, Issuer has designated Subsequent Mortgage Loans to be transferred to the Indenture Trustee on [DATE], with an approximate aggregate principal balance of $[______________]. Capitalized terms not otherwise defined herein have the meaning set forth in the Indenture.

                  Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                                 Very truly yours,

                                                 HOME LOAN MORTGAGE LOAN TRUST,
                                                 2004-2, as Issuer

                                                 By:  HOME LOAN AND INVESTMENT
                                                 BANK, F.S.B., as Administrator


                                                 By:____________________________
                                                 Name:
                                                 Title:





                                     C-2-5

ACKNOWLEDGED:

Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee for the Trust.


By:__________________________
Name:
Title:





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


                                    EXHIBIT G


                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

         SUBSEQUENT TRANSFER AGREEMENT (the "Agreement"), dated as of _________, ____, by and between Home Loan and Investment Bank, F.S.B. (the "Seller") and Home Loan Mortgage Loan Trust 2004-2 (the "Trust"), pursuant to the Indenture referred to below.

                                   WITNESSETH:

         WHEREAS, pursuant to an Indenture (the "Indenture"), dated as of December 16, 2004, between Home Loan Mortgage Loan Trust Series 2004-2, a Delaware business trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee"), relating to Home Loan Mortgage Loan Trust Series 2004-2, Asset-Backed Notes, Series 2004-2, Subsequent Transfer, the Seller wishes to convey the Subsequent Mortgage Loans (as defined below) to the Trust, and the Trust wishes to acquire the same for consideration set forth in Section III below; and

         WHEREAS, the Seller has timely delivered to the Indenture Trustee, the Servicer, the Depositor, the Rating Agencies and the Note Insurer an Addition Notice related to such conveyance as required by Section 2.05 of the Indenture.

         NOW, THEREFORE, the Trust and the Seller hereby agree as follows:

         Section I. Capitalized terms used herein shall have the meanings ascribed to them in the Indenture unless otherwise defined herein.

                  "Cut-Off Date" shall mean, for purposes of this Indenture, ___________, ____.

                  "Purchase Agreement" shall mean, for purposes of this Indenture, the Mortgage Loan Purchase Agreement dated as of December 16, 2004 between Financial Asset Securities Corp., as purchaser, and the Seller.

                  "Subsequent Mortgage Loans" shall mean, for purposes of this Indenture, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule I.

                  "Subsequent Transfer Date" shall mean, with respect to the Subsequent Mortgage Loans transferred hereby, ___________, ____.

         Section II. SUBSEQUENT MORTGAGE LOAN SCHEDULE. The Subsequent Mortgage Loan Schedule attached hereto as Schedule I is a supplement to the Mortgage Loan Schedule attached as Exhibit B to the Indenture. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Indenture on the Subsequent Transfer Date.

         Section III. TRANSFER OF SUBSEQUENT MORTGAGE LOANS. As of the related Cut-Off Date, subject to and upon the terms and conditions set forth in Sections
2.03 of


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


the Servicing Agreement and 2.05 of the Indenture and set forth in this Indenture and the Purchase Agreement, the Seller hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Trust without recourse other than as expressly provided herein and in the Indenture, all the right, title and interest of the Seller in and to the (i) Subsequent Mortgage Loans delivered to the Indenture Trustee on the Subsequent Transfer Date, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the applicable Cut-Off Date and all collections in respect of principal received on or after the related Cut-Off Date (exclusive of payments in respect of interest accrued on the Subsequent Mortgage Loans through the related Due Date in the month in which the Cut-Off Date occurs); (ii) property which secured a Subsequent Mortgage Loan and which is acquired by foreclosure or deed in lieu of foreclosure; (iii) interest of the Seller in any insurance policies in respect of the Subsequent Mortgage Loans; and (iv) all proceeds of any of the foregoing.

         Section IV. REPRESENTATIONS AND WARRANTIES OF THE SELLER. (a) The Seller hereby represents and warrants to the Trust that the representations and warranties of the Seller set forth in Section 3.1 of the Purchase Agreement and Sections 2.01 and 2.02 of the Servicing Agreement are true and correct as of the Subsequent Transfer Date.

         (b) The Seller hereby affirms, as of the Subsequent Transfer Date, the representations and warranties set forth in the Purchase Agreement that relate to the Seller and the Subsequent Mortgage Loans including those representations and warranties that do not relate exclusively to Initial Mortgage Loans.

         (c) The Seller hereby represents and warrants that (i) the aggregate of the Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trust pursuant to this Indenture is $[_______] as of the related Cut-Off Date, and (ii) the conditions set forth in Section 2.05 of the Indenture have been satisfied as of the Subsequent Transfer Date.

         Section V. RATIFICATION OF AGREEMENT. As supplemented by this Indenture, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement, as so supplemented by this Indenture, shall be read, taken and construed as one and the same instrument.

         Section VI. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         Section VII. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                     HOME LOAN AND INVESTMENT BANK, F.S.B.,
                                     as Seller


                                     By:________________________________________
                                        Name:
                                        Title:


                                     Deutsche Bank National Trust Company,
                                     as Trustee


                                     By:________________________________________
                                        Name:
                                        Title:


                                     By:________________________________________
                                        Name:
                                        Title:





                                     C-2-9

                                    EXHIBIT H


                          SUBSEQUENT FUNDING PARAMETERS

         Subsequent Loan Criteria. Following the addition of the Subsequent Mortgage Loans, the Mortgage Pool (based on the related Cut-Off Dates) must be in compliance with the following characteristics:


         Weighted Average Loan Rate....................................         At least 7.15%
         Weighted Average Margin.......................................         At least 5.85%
         First Lien Original Balance < $50,000.........................         Not more than 10%
         Weighted Average Remaining Term to Stated Maturity............         Not more than 340 months
         Weighted Average Original Combined
            Loan-to-Value Ratio........................................         Not more than 70%
         Combined Loan-to-Value > 85%..................................         Not more than 1%
         Fixed-Rate Mortgage Loans.....................................         Not more than 10%
         Second Liens..................................................         Not more than 28%
         Non-Owner Occupancy...........................................         Not more than 3%
         Full Documentation............................................         100%
         Two- to Five-Unit Residential Dwellings.......................         Not more than 10.20%
         Manufactured Housing..........................................         Not more than 1%
         Weighted Average Original FICO Score..........................         At least 615
         Original FICO Score < 560.....................................         Not more than 13%
         Weighted Average Debt-to-Income Ratio.........................         Not more than 41%
         Debt-to-Income Ratio > 40%....................................         Not more than 62%
         Minimum Prepayment Penalty Concentration......................         At least 83%
         Original Principal Balance > $300,000.........................         Not more than 10.50%
         New York State Concentration..................................         Not more than 17%
         Top Three States Concentration................................         Not more than 45%
         Weighted Average Original FICO Score for
            Loans with Loan-to-Value > 80%.............................         At least 630
         Original FICO Score < 560 for Loans with
            Loan-to-Value > 80%........................................         Not more than 2%


         In addition, each Subsequent Mortgage Loan (based on the related Cut-Off Dates) must be in compliance with the following characteristics:


         Loan Rate.....................................................         At least 5%
         Original Combined Loan-to-Value...............................         Not more than 86%
         Original FICO Score (Non-zero)................................         At least 450
         Debt-to-Income Ratio..........................................         Not more than 55%
         Original Principal Balance....................................         Not more than $850,000


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